FEDERATED INTERNATIONAL INCOME FUND

(A Portfolio of Federated International Series, Inc.)

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000

1. A Special Meeting of shareholders of Federated International Income Fund (the "Fund), a portfolio of Federated International Series, Inc., will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 18, 2000. Investors who were shareholders of the Fund on July 6, 2000, will be asked to vote on the proposal described below. If approved by shareholders, this change will take effect as of September 18, 2000 and the Fund will then change its name to "Federated International Bond Fund." Shareholders will be notified if this change is not approved. Please keep this supplement for your records.



      TO APPROVE CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE FROM SEEKING A HIGH LEVEL OF CURRENT INCOME IN U.S. DOLLARS CONSISTENT WITH PRUDENT INVESTMENT RISKS, AND SECONDARILY, CAPITAL APPRECIATION, TO OBTAINING A TOTAL RETURN ON ITS ASSETS.

2. On page 8 of the prospectus under the section entitled "What Do Shares Cost?" please delete the last sentence of the first paragraph and replace it with the following:



     "Foreign government securities and listed foreign corporate bonds are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value."

                                                                    July 6, 2000
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Federated International Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15222-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606
25613 (7/00)